                                                              EXHIBIT 23.4

                           [LETTERHEAD OF ARC]

               CONSENT OF ADVERTISING RESEARCH CORPORATION

March 24, 1997

  We consent to the inclusion in this registration statement on Form S-4 (File No. 333-20397) of the table under the caption "Business--Industry Overview-- The Commercial Market." We also consent to the reference to our company as the source upon which is based such table.

/s/
_________________________________

Harold Bragen

Vice President

HB/ar

14 Commerce Drive, Cranford, NJ 07016  (908) 276-6300 . Fax (908) 276-1301